(ICON)
Prudential
World
Fund, Inc.
-------------------
Global Series

SEMI
ANNUAL
REPORT

April 30, 1998

(LOGO)

Prudential World Fund, Inc.
Global Series

Performance At A Glance.
Both the U.S. and European stock markets surged over the six months ended April 30, 1998, as interest rates fell and corporate restructuring accelerated European economic growth. We were competitive with the average Lipper Global Fund because we held 90% of our investments in the U.S. and Europe, and reduced our holdings in Japan and the rest of Asia.

Cumulative Total Returns1             As of 4/30/98

                     Six           One         Five        Ten      Since
                    Months         Year        Years      Years   Inception2
Class A             16.11%        22.12%      112.01%      N/A      127.35%
Class B             15.75         21.37       104.87     136.16%    499.77
Class C             15.70         21.24         N/A        N/A       56.66
Class Z             16.22         22.43         N/A        N/A       41.56
Lipper Global
Fund Average3       16.66         27.18       104.18     220.31       ***

Average Annual Total Returns1                 As of 3/31/98

                         One        Five        Ten          Since
                         Year      Years       Years       Inception2
Class A                 15.70%     15.47%       N/A           9.55%
Class B                 16.07      15.75       8.85%         13.59
Class C                 19.94       N/A         N/A          12.33
Class Z                 22.10       N/A         N/A          16.86

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Investments Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 5% for Class A shares and a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1% and 1% for six years for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class Z shares are not subject to a sales charge or a distribution fee.

2Inception dates: Class A, 1/22/90; Class B, 5/15/84; Class C, 8/1/94; Class Z, 3/1/96.

3Lipper returns are for all funds in each share class for the six-month, 1-, 5-, and 10-year periods.

***Lipper Since Inception returns are: 148.40% for Class A, 603.25% for Class B, 72.96% for Class C, and 46.45% for Class Z.

How Investments Compared.
   (As of 4/30/98)
       (GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes significantly) and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities. This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Daniel J. Duane, Fund Manager
(PHOTO)

Portfolio
Manager's Report
The Prudential World Fund -- Global Series invests in U.S. and foreign stocks. We like companies whose strong earnings growth potential is a result of significant economic trends, particularly those whose likely impact has not been fully priced by local stock markets. Because it invests globally, the Series is subject to the special risks associated with foreign investments, including currency, political and social risks, and potential illiquidity. There can be no assurance that the Series will achieve its investment objective.

Back in the U.S.A.
Despite the rapid rise of the U.S. stock market, we believe its current growth prospects are more attractive than any others outside of Europe. The Japanese economic slowdown has benefited the U.S. so far, restraining inflation and reducing supplier costs. As a global growth fund, we follow the best opportunities, even when they lead us home.

Strategy Session.
-------------------------------------------------------------------------------
We reduced our holdings in Japan and the rest of the Pacific by about half over the six months. A major effort will be necessary to revive the Japanese economy and the government has shown no signs that it can make it happen soon. It is becoming clear that Japan's return to economic health will be protracted and difficult. Japan had bought about a fifth of the Pacific region's exports, so its economic contraction is a large additional blow to the emerging market countries there. The threat extends to other emerging markets, which compete for labor-intensive manufacturing jobs and whose stocks suffer when investors flee to companies with the most secure earnings. We have halved our small Pacific Basin holdings and sold our Latin American stocks.

Continental Europe is at the opposite economic pole -- the only part of the world with vibrant economic growth. We increased our holdings there to 38% of assets, adding to our financial holdings. Financial firms are benefiting from the expanding economy, the low interest rates that were a prerequisite for monetary union, and a restructuring of European financial services. They are offering popular new products -- such as bank-managed mutual funds -- and the industry is likely to consolidate. To Credito Italiano, Bank of Ireland, and Banco Central Hispanoamericano, we added ING in the Netherlands and a pair of German banks. We took some profits on SAP, Credito Italiano, and Vodafone.

The U.S. market is in a more mature phase of its expansion and its stocks have grown quite expensive. Nonetheless, the economic decline in Asia has made the U.S. relatively attractive. We increased our domestic holdings to 41% of our portfolio. We look for stocks in technology, leisure, and health care whose prices have not kept up with the market escalation. For example, we bought stock of Proffitt's, the fourth largest department store chain in the U.S., and of HealthSouth.

      Portfolio Composition.
Sectors expressed as a percentage of
    net assets as of 4/30/98.
            (GRAPH)

What Went Well.
-------------------------------------------------
Three of our largest holdings are European banks (Credito Italiano, Bank of Ireland, and Banco Central Hispanoamericano); each had a very strong return and made a substantial contribution to our performance. The European economy is shifting into high gear, industries are restructuring, and banks are benefiting from both the increased financial activity and greater productivity in their own operations. Banks in Italy and Spain are particularly profiting from their new mutual fund businesses. We expect the growth of mutual funds to proceed much faster than the similar growth in the U.S. a decade ago.

The focus on improving productivity has created great markets for software companies. We took some profits on the German firm SAP, the world leader in enterprise software. We also own Microsoft. Telecommunications firms also benefited from the deregulation of European telecommunications on January 1. The U.K. mobile phone services company Vodafone, the Finnish manufacturer of mobile phones Nokia, and Telefonica De Espana all contributed substantially to our return. The U.S. semiconductor component company PMC-Sierra was another large technology holding that appreciated sharply.

Five Largest Holdings.
2.7%  Credito Italiano
      Banking
2.7%  Banco Central Hispanoamericano
      Banking
2.6%  Vodafone
      Telecommunications
2.6%  Bank of Ireland
      Banking
2.2%  Nokia
      Telecommunications Equipment

Expressed as a percentage of net assets as of 4/30/98.

And Not So Well.
-------------------------------------------------
Our Japanese holdings were a drag on our performance. As it became clear that Japan was not going to take the strong actions needed to spur its economy, its stock market and currency value both fell. Only five percent of our assets were invested in Japan by April 30.

Although we had reduced our exposure to Asia, ripple effects hit some of our technology holdings in the U.S.: Oracle, Electronics for Imaging (which makes color desktop publishing components), and Adaptec. We sold Oracle during the period and have since sold Adaptec. We expect Electronics for Imaging to adapt quickly to the changing market conditions.

Looking Ahead.
-------------------------------------------------
Through most of the past six months, stock markets have been defensive -- preferring companies with diverse and secure earnings. Although we saw signs in April of greater interest in companies that profit from economic expansion, investors have not yet decided it is safe to be bullish. We will retain a defensive cast to our holdings worldwide. We are waiting to see what business will be shifted out of other emerging markets because of the falling Asian production costs before we reinvest in Latin America.

A Conversation With Portfolio Manager Dan Duane.
-------------------------------------------------------------------------------
Portfolio Manager Dan Duane describes how he likes to find growth stocks.

Q. How do you find the best growth prospects?
A. I like to find an economic trend just beginning in one part of the world after I have watched it run its course somewhere else. Then I have an edge on local investors in gauging its potential. There are now several such trends in Continental Europe.

Just as U.S. investors discovered mutual funds about a decade ago, Southern Europeans are discovering them now. In Europe, banks are permitted to manage mutual funds, so they are reaping the growth that the mutual fund industry had in the U.S. A related trend is the enthusiasm for stock ownership. In the U.K. under Margaret Thatcher, share ownership was encouraged in all social classes. This trend is now spreading to Continental Europe, where governments and banks had owned stocks, but not the middle class. The new mutual funds make it easier for everyone to participate, but there is still considerable room for this trend to continue: European households average only 25% of their financial assets in stocks, compared with 38% in the U.S. The beneficiaries of these trends are the banks. About 15% of our holdings are banks. Stocks in general will benefit from the greater demand for ownership.

Q. What other trends do you see?
A. European companies are restructuring to improve their competitiveness. As Europe moves toward Continent-wide markets -- like the U.S. -- instead of smaller national markets, competition is increasing. Companies must focus more narrowly on their core strengths. Financial advisers, such as ING Groep, are benefiting from the consolidations; software companies, such as SAP, and outsourcing advisers, such as Hays PLC, also profit from the increased focus on cost control.

Deregulation is another European trend that we have previewed in the U.S. Europe deregulated its telecommunications services as of the beginning of 1998. Privatized telephone service providers and telephone equipment manufacturers have grown rapidly already. We have gained from owning shares in Nokia, Telecom Italia, and Telefonica De Espana.

Q. What about the rest of the world?
A. Right now, Europe is the epicenter of growth. Even France and Germany, which have been over-regulated sluggish giants, are beginning to stir. The United States has been in the vanguard of many of these changes. We like the software firms that are benefiting from productivity trends, the health care firms that are pioneering the rationalization of health care in the U.S., and retailers primarily because they benefit from the long economic expansion and are buffered from the impact of events in Asia.

We would have liked to see countries in the Pacific follow the U.S. economic model: openness in investment and credit decision-making, allowing free markets to decide how capital is allocated. There is movement in that direction, but Japan is unfortunately resisting the large-scale restructuring that these changes would require. The decline of Southeast Asian labor costs and currency values are creating uncertainties for other emerging markets. We will be very cautious in investing in the Pacific and in emerging markets.

(PHOTO)
                                       2

President's Letter                                                 June 9, 1998
(PHOTO)
                                See You On the Net!
Dear Shareholder:
We are proud to be part of the worldwide web and we invite you to visit our two web sites, if you have not already done so. Yes, we currently offer two sites -- each with its own distinctive identity.

http://www.prudential.com
The Prudential web site features information on personal investing, retirement planning, commercial and residential real estate opportunities, as well as insurance products for life, health, home and property.

You can look up performance data on your Prudential mutual funds, learn about proven investment strategies, or take one of our many interactive quizzes that will help guide you in determining long-term goals -- like how much to save for your child's college education or for your retirement.

http://www.prusec.com
The Prudential Securities Virtual Branch Office is a full-service brokerage web site specifically designed to provide investors with the information they need to make informed financial decisions. It was rated the No. 1 full-service brokerage web site of its type by Financial Net News (February 1998), a subsidiary of Institutional Investor magazine, and was also rated among the top corporate web sites by Fortune magazine (Winter 1998).

What investors can find here are -- daily market commentaries, stock quotes, economic forecasts, product news, and current market research, in addition to interactive investing programs. Investors, through their Prudential Securities Financial Advisors, may also enroll in Prudential OnlineR and have access to their personal account information which includes balances, security values, transactions and account activities. They can also easily E-mail their Financial Advisor.

Both sites also contain professional opportunities for people who are searching for employment or considering a change of career paths.

We plan to make further enhancements to our web pages as the year progresses. So please, the next time you are "web browsing" or "surfing the net," pay us a visit. Let us know what you think and what you'd like to see added in the future.

Sincerely,

Brian M. Storms
President, Prudential Mutual Funds & Annuities

Portfolio of Investments as of                      PRUDENTIAL WORLD FUND, INC.
April 30, 1998 (Unaudited)                          GLOBAL SERIES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                     Value
Shares      Description                             (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.1%
COMMON STOCKS--95.9%
------------------------------------------------------------
Australia--0.9%
  280,700    Brambles Industries, Ltd.            $   5,766,134
3,000,000(b) Duke Group                                       0
1,565,400    FXF Trust                                  203,457
                                                  -------------
                                                      5,969,591
------------------------------------------------------------
Federal Republic of Germany--5.4%
   26,970    Allianz AG                               8,291,529
  117,228    Dresdner Bank AG                         6,339,648
   25,750    SAP AG                                  12,190,198
   11,845    Volkswagen AG                            9,427,182
                                                  -------------
                                                     36,248,557
------------------------------------------------------------
Finland--2.2%
  215,400    Nokia Oyj, Ser. A                       14,422,167
------------------------------------------------------------
France--7.2%
   79,200    Elf Aquitaine SA                        10,380,199
   64,313    Etablissements Economiques du
               Casino Guichard-Perrachon SA           4,305,339
   40,300    Legrand SA                              10,644,020
    7,200    Pinault-Printemps-Redoute SA             5,355,748
   60,300    Total SA, Ser. B                         7,161,877
  107,600    Valeo SA                                10,688,505
                                                  -------------
                                                     48,535,688
------------------------------------------------------------
Hong Kong--1.2%
1,345,000   Hutchison Whampoa, Ltd.                   8,315,328
------------------------------------------------------------
Ireland--2.5%
  836,000   Bank of Ireland                          17,074,912
------------------------------------------------------------
Italy--4.9%
3,447,700   Credito Italiano                      $  18,119,157
1,555,000   Fiat SpA                                  6,188,400
1,134,000   Telecom Italia SpA                        8,542,608
                                                  -------------
                                                     32,850,165
------------------------------------------------------------
Japan--5.2%
  263,000   Daibiru Corp.                             1,761,789
  225,000   Daito Trust Construction Co., Ltd.        1,575,051
  505,000   Mitsui Marine & Fire Insurance Co.,
               Ltd.                                   2,583,792
      868   Nippon Telegraph & Telephone Corp.        7,587,069
  692,000   Nomura Securities Co., Ltd.               8,421,219
  900,000   Olympus Optical Co., Ltd                  7,256,424
  105,000   Takefuji Corp.                            5,498,832
                                                  -------------
                                                     34,684,176
------------------------------------------------------------
Netherlands--2.7%
  175,000   ING Groep N.V.                           11,364,311
  196,700   Koninklijke Numico N.V.                   6,566,719
                                                  -------------
                                                     17,931,030
------------------------------------------------------------
Singapore--0.2%
  939,250   Sembawang Maritime, Ltd.                  1,013,963
------------------------------------------------------------
Spain--4.4%
  537,633   Banco Central Hispanoamericano SA        17,882,302
  280,900   Telefonica de Espana SA                  11,720,291
                                                  -------------
                                                     29,602,593

--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Portfolio of Investments as of                      PRUDENTIAL WORLD FUND, INC.
April 30, 1998 (Unaudited)                          GLOBAL SERIES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                     Value
Shares      Description                             (Note 1)
------------------------------------------------------------
Sweden--4.4%
  208,300   Hennes & Mauritz AB, Ser. B           $  10,838,733
1,648,000   Nordbanken Holding AB                    12,128,756
  140,000   Skanska AB, Ser. B                        6,525,584
                                                  -------------
                                                     29,493,073
------------------------------------------------------------
Switzerland--2.7%
    5,800   Novartis AG                               9,582,945
    5,437   Union Bank of Switzerland                 8,751,360
                                                  -------------
                                                     18,334,305
------------------------------------------------------------
United Kingdom--10.8%
  321,300   Barclays PLC                              9,295,843
  295,600   GKN PLC                                   8,534,999
  767,300   Hays PLC                                 13,058,720
  721,300   Johnson Matthey PLC                       7,305,830
  710,050   Royal & Sun Alliance Insurance
               Group PLC                              7,951,421
  409,800   Siebe PLC                                 9,215,876
1,567,990   Vodafone Group PLC                       17,211,724
                                                  -------------
                                                     72,574,413
------------------------------------------------------------
United States--41.2%
  267,300   Adaptec, Inc. (a)                         6,331,669
  196,500   Adobe Systems, Inc.                       9,837,281
  251,000   Cendant Corp. (a)                         6,275,000
  152,400   Cisco Systems, Inc. (a)                  11,163,300
  269,100   Consolidated Stores Corp. (a)            10,764,000
  112,700   Disney (Walt) Co.                        14,010,019
  208,800   Electronic Arts, Inc. (a)             $   9,657,000
  272,000   Electronics for Imaging, Inc. (a)         5,576,000
  357,500   Healthsouth Corp. (a)                    10,792,031
   62,000   Household International, Inc.             8,149,125
  268,282   Mattel, Inc.                             10,278,554
  142,000   Microsoft Corp. (a)                      12,797,750
  131,900   Mobil Corp.                              10,420,100
  287,500   PMC-Sierra, Inc. (a)                     13,081,250
  236,000   Proffitt's, Inc. (a)                      9,381,000
   50,400   Progressive Corp.                         6,826,050
  229,900   Quorum Health Group, Inc.                 7,385,537
  331,800   Safeway Inc. (a)                         12,691,350
  124,000   Starwood Hotels and Resorts               6,223,250
  242,000   Tenet Healthcare Corp. (a)                9,059,875
  235,000   Teradyne, Inc. (a)                        8,577,500
  191,200   Texas Instruments, Inc.                  12,248,750
  381,100   The Limited, Inc.                        12,790,669
  117,000   Tiffany & Co.                             5,323,500
  151,800   Time Warner, Inc.                        11,916,300
  185,400   Transocean Offshore, Inc.                10,359,225
  213,200   USA Waste Services, Inc. (a)             10,460,125
   26,700   Wells Fargo & Co.                         9,838,950
  110,200   WorldCom, Inc. (a)                        4,717,938
                                                  -------------
                                                    276,933,098
                                                  -------------
            Total common stocks
               (cost US$453,033,724)                643,983,059
                                                  -------------
PREFERRED STOCKS--1.2%
------------------------------------------------------------
Federal Republic of Germany--1.2%
    8,700   Wella AG
               (cost US$6,471,737)                    7,922,306

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as of                      PRUDENTIAL WORLD FUND, INC.
April 30, 1998 (Unaudited)                          GLOBAL SERIES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                     Value
Shares      Description                             (Note 1)
------------------------------------------------------------
RIGHTS
------------------------------------------------------------
Spain
  280,900   Telefonica de Espana SA
               expiring May '98
               (cost US$0)                        $     217,452
                                                  -------------
            Total long-term investments
               (cost US$459,505,461)                652,122,817
                                                  -------------
Principal
Amount
(000)
SHORT-TERM INVESTMENT--1.8%
------------------------------------------------------------
Repurchase Agreements
  $12,182   Joint Repurchase Agreement Account,
               5.50%, 5/1/98
               (cost US$12,182,000; Note 5)          12,182,000
------------------------------------------------------------
Total Investments--98.9%
            (cost US$471,687,461; Note 4)           664,304,817
            Other assets in excess of
               liabilities--1.1%                      7,579,435
                                                  -------------
            Net Assets--100%                      $ 671,884,252
                                                  -------------
                                                  -------------

---------------
(a) Non-income producing security.
(b) Issue in default.
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 1998 was as follows:

Banking...............................................   13.3%
Retail................................................   10.6
Computer Software & Services..........................    8.3
Telecommunications....................................    7.4
Electronic Components & Instruments...................    6.8
Finance...............................................    6.4
Automobiles & Auto Parts..............................    5.2
Health Services.......................................    4.1
Insurance.............................................    3.8
Leisure & Tourism.....................................    3.0
Business and Public Services..........................    2.8
Electrical & Electronics..............................    2.7
Oil & Gas Exploration/Production......................    2.6
Telecommunications Equipment..........................    2.2
Broadcasting & Publishing.............................    1.8
Waste Management......................................    1.6
Energy Sources........................................    1.6
Recreation & Other Consumer Goods.....................    1.5
Oil Services..........................................    1.5
Medical Products......................................    1.4
Machinery & Engineering...............................    1.4
Multi-Industry........................................    1.2
Cosmetics.............................................    1.2
Precious Metals.......................................    1.1
Food & Household Products.............................    1.0
Building & Construction...............................    1.0
Business Services.....................................    0.9
Property Investment...................................    0.5
Energy Equipment & Services...........................    0.2
Repurchase Agreement..................................    1.8
                                                        -----
                                                         98.9%
Other assets in excess of liabilities.................    1.1
                                                        -----
                                                        100.0%
                                                        -----
                                                        -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6
                                                    PRUDENTIAL WORLD FUND, INC.
Statement of Assets and Liabilities (Unaudited)     GLOBAL SERIES
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1998
Investments, at value (cost $471,687,461)...................................................................       $664,304,817
Foreign currency, at value (cost $12,248,000)...............................................................         12,352,894
Receivable for Series shares sold...........................................................................          3,635,577
Dividends and interest receivable...........................................................................          1,658,072
Forward currency contracts - amount receivable from counterparties..........................................          1,165,755
Receivable for investments sold.............................................................................            173,454
Deferred expenses and other assets..........................................................................              9,380
                                                                                                                  --------------
   Total assets.............................................................................................        683,299,949
                                                                                                                  --------------
Liabilities
Payable for investments purchased...........................................................................          6,903,802
Payable for Series shares reacquired........................................................................          2,248,459
Forward currency contracts - amount payable to counterparties...............................................            948,531
Accrued expenses and other liabilities......................................................................            436,401
Management fee payable......................................................................................            412,664
Distribution fee payable....................................................................................            321,532
Withholding taxes payable...................................................................................            144,308
                                                                                                                  --------------
   Total liabilities........................................................................................         11,415,697
                                                                                                                  --------------
Net Assets..................................................................................................       $671,884,252
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Common stock, at par.....................................................................................       $    388,908
   Paid-in capital in excess of par.........................................................................        447,534,148
                                                                                                                  --------------
                                                                                                                    447,923,056
   Accumulated net investment loss..........................................................................         (2,337,995)
   Accumulated net realized gain on investments.............................................................         33,386,975
   Net unrealized appreciation on investments and foreign currencies........................................        192,912,216
                                                                                                                  --------------
Net assets, April 30, 1998..................................................................................       $671,884,252
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($278,976,735 / 15,704,623 shares of common stock issued and outstanding).............................             $17.76
   Maximum sales charge (5% of offering price)..............................................................                .93
                                                                                                                  --------------
   Maximum offering price to public.........................................................................             $18.69
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($335,677,333 / 19,935,904 shares of common stock issued and outstanding).............................             $16.84
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value, offering price and redemption price per share
      ($11,552,481 / 686,214 shares of common stock issued and outstanding).................................             $16.84
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($45,677,703 / 2,564,084 shares of common stock issued and outstanding)...............................             $17.81
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

PRUDENTIAL WORLD FUND, INC.
GLOBAL SERIES
Statement of Operations (Unaudited)
------------------------------------------------------------

                                                  Six Months
                                                     Ended
                                                   April 30,
Net Investment Income                                1998
Income
   Dividends (net of foreign withholding taxes
      of $317,001).............................   $ 3,269,363
   Interest....................................       447,078
                                                  -----------
      Total income.............................     3,716,441
                                                  -----------
Expenses
   Management fee..............................     2,344,603
   Distribution fee--Class A...................       317,981
   Distribution fee--Class B...................     1,481,363
   Distribution fee--Class C...................        49,291
   Transfer agent's fees and expenses..........       706,000
   Custodian's fees and expenses...............       292,000
   Reports to shareholders.....................        78,000
   Registration fees...........................        39,000
   Audit fee...................................        17,000
   Directors' fees and expenses................        15,000
   Legal fees and expenses.....................        14,000
   Insurance expense...........................         6,000
   Miscellaneous...............................         6,873
                                                  -----------
      Total operating expenses.................     5,367,111
   Loan interest expense.......................         2,624
                                                  -----------
      Total expenses...........................     5,369,735
                                                  -----------
Net investment loss............................    (1,653,294)
                                                  -----------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions.....................    38,989,207
   Foreign currency transactions...............      (569,565)
                                                  -----------
                                                   38,419,642
                                                  -----------
Net change in unrealized appreciation on:
   Investments.................................    56,988,298
   Foreign currencies..........................       344,363
                                                  -----------
                                                   57,332,661
                                                  -----------
Net gain on investments and foreign
   currencies..................................    95,752,303
                                                  -----------
Net Increase in Net Assets
Resulting from Operations......................   $94,099,009
                                                  -----------
                                                  -----------

PRUDENTIAL WORLD FUND, INC.
GLOBAL SERIES
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                    Six Months
                                      Ended           Year Ended
Increase                            April 30,        October 31,
in Net Assets                          1998              1997
Operations
   Net investment loss..........  $   (1,653,294)   $   (2,282,791)
   Net realized gain on
      investment and foreign
      currency transactions.....      38,419,642        65,592,973
   Net change in unrealized
      appreciation on
      investments and foreign
      currencies................      57,332,661        17,698,660
                                  --------------    --------------
   Net increase in net assets
      resulting from
      operations................      94,099,009        81,008,842
                                  --------------    --------------
Dividends and distributions
   (Note 1)
   Distributions in excess of
      net investment income
      Class A...................      (1,595,601)         (672,140)
      Class B...................        (197,130)         (955,146)
      Class C...................            (581)          (22,662)
      Class Z...................        (393,171)         (115,267)
                                  --------------    --------------
                                      (2,186,483)       (1,765,215)
                                  --------------    --------------
   Distributions from net
      realized capital gains
      Class A...................     (25,964,780)      (17,584,834)
      Class B...................     (35,285,427)      (24,988,935)
      Class C...................      (1,039,855)         (592,898)
      Class Z...................      (4,398,597)       (3,015,652)
                                  --------------    --------------
                                     (66,688,659)      (46,182,319)
                                  --------------    --------------
Series share transactions (net
   of share conversions) (Note
   7)
   Proceeds from shares sold....     210,307,980     1,364,574,496
   Net asset value of shares
      issued in reinvestment of
      distributions.............      65,705,032        45,634,720
   Cost of shares reacquired....    (277,095,911)   (1,405,314,341)
                                  --------------    --------------
Net increase (decrease) in net
   assets from Series share
   transactions.................      (1,082,899)        4,894,875
                                  --------------    --------------
Total increase..................      24,140,968        37,956,183
Net Assets
Beginning of period.............     647,743,284       609,787,101
                                  --------------    --------------
End of period...................  $  671,884,252    $  647,743,284
                                  --------------    --------------
                                  --------------    --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8
                                                    PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements (Unaudited)           GLOBAL SERIES
-------------------------------------------------------------------------------
Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of two series: the Global Series and the International Stock Series. The Global Series (the 'Series') commenced investment operations in May, 1984. The investment objective of the Series is to seek long-term capital growth, with income as a secondary objective, by investing in a diversified portfolio of securities consisting of marketable securities of U.S. and non-U.S. issuers.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.
Securities Valuation: Securities traded on an exchange (whether domestic or foreign) are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges for which a last sales price is not available) are valued at the average of the last reported bid and asked prices. Any security for which a reliable market quotation is unavailable is valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.
Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 p.m., New York time.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange;
(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.
Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal period-end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts
--------------------------------------------------------------------------------
                                                    PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements (Unaudited)           GLOBAL SERIES
-------------------------------------------------------------------------------
from the potential inability of the counterparties to meet the terms of their contracts.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect for the Series of applying this statement was to increase accumulated net investment loss and increase accumulated net realized gain on investment by $569,565 for realized foreign currency losses during the six months ended April 30, 1998. Net investment income, net realized gains and net assets were not affected by this change.
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'); PIC furnishes investment advisory services in connection with the management of the Series. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly, at an annual rate of .75 of 1% of the average daily net assets of the Series.
The Fund has a distribution agreement with Prudential Securities Incorporated ('PSI'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PSI. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor for the Class Z shares of the Fund.
Pursuant to the Class A Plan, the Series compensates PSI with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. Pursuant to the Class B and C Plans, the Series compensates PSI for distribution-related activities at the annual rate of .75 of 1% of the average daily net assets of Class B shares up to the level of average daily net assets as of February 26, 1986, plus 1% of the average daily net assets in excess of such level of the Class B shares and 1% of average daily net assets of Class C shares. Payments made pursuant to the Plans were .25 of 1%, .93 of 1% and 1% of the average daily net assets of Class A, B and C shares, respectively, for the six months ended April 30, 1998.
PSI has advised the Series that it has received approximately $125,800 in front-end sales charges resulting from sales of Class A shares during the six months ended April 30, 1998. From these fees, PSI paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PSI has advised the Series that during the six months ended April 30, 1998, it received approximately $395,400 and $2,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.
--------------------------------------------------------------------------------

                                                    PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements (Unaudited)           GLOBAL SERIES
-------------------------------------------------------------------------------
PSI, PIFM and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent and during the six months ended April 30, 1998, the Series incurred fees of approximately $643,100 for the services of PMFS. As of April 30, 1998, approximately $108,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
For the six months ended April 30, 1998, PSI and/or its foreign affiliates earned approximately $2,800 in brokerage commissions from portfolio transactions executed on behalf of the Series.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 1998 were $222,677,936 and $280,965,227, respectively.
The United States federal income tax basis of the Series' investments at April 30, 1998 was $471,748,562 and, accordingly, net unrealized appreciation for federal income tax purposes was $192,556,255 (gross unrealized appreciation--$211,523,671; gross unrealized depreciation--$18,967,416).
At April 30, 1998, the Fund had outstanding forward currency contracts, to purchase and sell foreign currencies, as follows:

                             Value at
Foreign Currency          Settlement Date       Current
 Purchase Contracts           Payable            Value        Depreciation
----------------------    ---------------     -----------     -------------
Japanese Yen,
 expiring 5/21/98.....      $14,953,991       $14,005,460       $(948,531)
                                                              -------------
                                                              -------------

                                Value at
Foreign Currency             Settlement Date       Current
 Sale Contracts                Receivable           Value        Appreciation
-------------------------    ---------------     -----------     -------------
Japanese Yen,
 expiring 5/21/98........      $15,000,000       $14,005,460      $    994,540
Japanese Yen,
 expiring 10/1/98........       18,916,661        18,745,446           171,215
                                                                 -------------
                                                                  $  1,165,755
                                                                 -------------
                                                                 -------------

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of April 30, 1998, the Series had a 1.06% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $12,182,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefor were as follows:
Bear Stearns & Co., Inc., 5.53%, in the principal amount of $310,000,000, repurchase price $310,047,619, due 5/1/98. The value of the collateral including accrued interest was $316,688,713.
Credit Suisse First Boston Corp., 5.54%, in the principal amount of $310,000,000, repurchase price $310,047,706, due 5/1/98. The value of the collateral including accrued interest was $321,763,994.
J.P. Morgan Securities, Inc., 5.53%, in the principal amount of $310,000,000, repurchase price $310,047,619, due 5/1/98. The value of the collateral including accrued interest was $316,200,983.
UBS Securities LLC, 5.375%, in the principal amount of $218,770,000, repurchase price $218,802,664, due 5/1/98. The value of the collateral including accrued interest was $223,146,143.
------------------------------------------------------------
Note 6. Borrowings
The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The Agreement expired on December 30, 1997 and has been extended through December 29, 1998 under the same terms.
The Series utilized the line of credit during the six months ended April 30, 1998. The average daily balance the Series had outstanding during the year was approximately $2,212,714 at a weighted average interest rate of approximately 6.18%.
--------------------------------------------------------------------------------

                                                    PRUDENTIAL WORLD FUND, INC.
Notes to Financial Statements (Unaudited)           GLOBAL SERIES
-------------------------------------------------------------------------------
Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.
Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
---------------------------------  -----------    ---------------
Six months ended April 30, 1998:
Shares sold......................    5,194,370    $    84,339,718
Shares issued in reinvestment of
  distributions..................    1,777,824         26,169,570
Shares reacquired................   (6,673,037)      (109,365,659)
                                   -----------    ---------------
Net increase in shares
  outstanding before
  conversion.....................      299,157          1,143,629
Shares issued upon conversion
  from Class B...................      464,736          7,834,298
                                   -----------    ---------------
Net increase in shares
  outstanding....................      763,893    $     8,977,927
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1997:
Shares sold......................   56,776,730    $   973,808,525
Shares issued in reinvestment of
  distributions..................    1,094,293         17,300,775
Shares reacquired................  (58,304,729)    (1,006,429,177)
                                   -----------    ---------------
Net decrease in shares
  outstanding before
  conversion.....................     (433,706)       (15,319,877)
Shares issued upon conversion
  from Class B...................    1,249,160         21,616,884
                                   -----------    ---------------
Net increase in shares
  outstanding....................      815,454    $     6,297,007
                                   -----------    ---------------
                                   -----------    ---------------
Class B                              Shares           Amount
---------------------------------  -----------    ---------------
Six months ended April 30, 1998:
Shares sold......................    5,263,371    $    81,463,737
Shares issued in reinvestment of
  distributions..................    2,411,838         33,741,609
Shares reacquired................   (7,648,307)      (118,011,699)
                                   -----------    ---------------
Net increase in shares
  outstanding before
  conversion.....................       26,902         (2,806,353)
Shares reacquired upon conversion
  into Class A...................     (489,708)        (7,834,298)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................     (462,806)   $   (10,640,651)
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1997:
Shares sold......................   18,853,519    $   309,413,543
Shares issued in reinvestment of
  distributions..................    1,627,339         24,605,095
Shares reacquired................  (19,260,790)      (317,569,948)
                                   -----------    ---------------
Net increase in shares
  outstanding before
  conversion.....................    1,220,068         16,448,690
Shares reacquired upon conversion
  into Class A...................   (1,309,346)       (21,616,884)
                                   -----------    ---------------
Net decrease in shares
  outstanding....................      (89,278)   $    (5,168,194)
                                   -----------    ---------------
                                   -----------    ---------------
Class C
---------------------------------
Six months ended April 30, 1998:
Shares sold......................    1,366,025    $    21,127,696
Shares issued in reinvestment of
  distributions..................       73,095          1,021,868
Shares reacquired................   (1,377,105)       (21,344,359)
                                   -----------    ---------------
Net increase in shares
  outstanding....................       62,015    $       805,205
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1997:
Shares sold......................    1,634,289    $    28,057,761
Shares issued in reinvestment of
  distributions..................       39,547            597,939
Shares reacquired................   (1,531,715)       (26,428,611)
                                   -----------    ---------------
Net increase in shares
  outstanding....................      142,121    $     2,227,089
                                   -----------    ---------------
                                   -----------    ---------------
Class Z
---------------------------------
Six months ended April 30, 1998:
Shares sold......................    1,413,419    $    23,376,829
Shares issued in reinvestment of
  distributions..................      323,525          4,771,985
Shares reacquired................   (1,731,943)       (28,374,194)
                                   -----------    ---------------
Net increase in shares
  outstanding....................        5,001    $      (225,380)
                                   -----------    ---------------
                                   -----------    ---------------
Year ended October 31, 1997:
Shares sold......................    3,048,281    $    53,294,667
Shares issued in reinvestment of
  distributions..................      197,534          3,130,911
Shares reacquired................   (3,114,617)       (54,886,605)
                                   -----------    ---------------
Net increase in shares
  outstanding....................      131,198    $     1,538,973
                                   -----------    ---------------
                                   -----------    ---------------

--------------------------------------------------------------------------------
                                                   PRUDENTIAL WORLD FUND, INC.
Financial Highlights (Unaudited)                   GLOBAL SERIES
--------------------------------------------------------------------------------

                                                                               Class A
                                            -----------------------------------------------------------------------------
                                              Six Months
                                                Ended                            Year Ended October 31,
                                              April 30,        ----------------------------------------------------------
                                               1998(a)           1997         1996       1995(a)      1994(a)     1993(a)
                                            --------------     --------     --------     --------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....       $  17.27        $  16.62     $  15.52     $  14.89     $ 13.17     $  9.58
                                                -------        --------     --------     --------     -------     -------
Income from investment operations
Net investment income (loss)............          (0.02)          (0.01)       --             .01        (.04)        .02
Net realized and unrealized gain on
   investment and foreign currency
   transactions.........................           2.41            1.96         1.83          .81        1.76        3.57
                                                -------        --------     --------     --------     -------     -------
   Total from investment operations.....           2.39            1.95         1.83          .82        1.72        3.59
                                                -------        --------     --------     --------     -------     -------
Less distributions
Distributions in excess of net
   investment income....................          (0.11)           (.05)       --           --          --          --
Distributions from net realized capital
   gains................................          (1.79)          (1.25)        (.73)        (.19)      --          --
                                                -------        --------     --------     --------     -------     -------
   Total distributions..................          (1.90)          (1.30)        (.73)        (.19)      --          --
                                                -------        --------     --------     --------     -------     -------
Net asset value, end of period..........       $  17.76        $  17.27     $  16.62     $  15.52     $ 14.89     $ 13.17
                                                -------        --------     --------     --------     -------     -------
                                                -------        --------     --------     --------     -------     -------
TOTAL RETURN(b):........................          16.11%          12.42%       12.33%        5.74%      13.06%      37.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........       $278,977        $258,080     $234,700     $222,002     $73,815     $42,021
Average net assets (000)................       $256,493        $265,380     $222,948     $174,316     $58,455     $21,409
Ratios to average net assets:
   Expenses, including distribution
      fees..............................           1.38%(c)        1.39%        1.45%        1.51%       1.55%       1.56%
   Expenses, excluding distribution
      fees..............................           1.13%(c)        1.14%        1.20%        1.26%       1.30%       1.36%
   Net investment income (loss).........          (0.18)%(c)       0.01%       (0.04)%        .10%      (0.29)%      0.20%
For Class A, B, C and Z shares:
Portfolio turnover rate.................             37%             64%          52%          50%         49%         69%

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13
                                                    PRUDENTIAL WORLD FUND, INC.
Financial Highlights (Unaudited)                    GLOBAL SERIES
--------------------------------------------------------------------------------

                                                                                Class B
                                            --------------------------------------------------------------------------------
                                              Six Months
                                                Ended                             Year Ended October 31,
                                              April 30,        -------------------------------------------------------------
                                               1998(a)           1997          1996       1995(a)      1994(a)      1993(a)
                                            --------------     --------      --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....       $  16.42        $  15.96      $  15.03     $  14.53     $  12.94     $   9.47
                                                -------        --------      --------     --------     --------     --------
Income from investment operations
Net investment income (loss)............          (0.07)          (0.12)         (.08)        (.11)        (.13)        (.04)
Net realized and unrealized gain on
   investment and foreign currency
   transactions.........................           2.29            1.88          1.74          .80         1.72         3.51
                                                -------        --------      --------     --------     --------     --------
   Total from investment operations.....           2.22            1.76          1.66          .69         1.59         3.47
                                                -------        --------      --------     --------     --------     --------
Less distributions
Distributions in excess of net
   investment income....................          (0.01)           (.05)        --           --           --           --
Distributions from net realized capital
   gains................................          (1.79)          (1.25)         (.73)        (.19)       --           --
                                                -------        --------      --------     --------     --------     --------
   Total distributions..................          (1.80)          (1.30)         (.73)        (.19)       --           --
                                                -------        --------      --------     --------     --------     --------
Net asset value, end of period..........       $  16.84        $  16.42      $  15.96     $  15.03     $  14.53     $  12.94
                                                -------        --------      --------     --------     --------     --------
                                                -------        --------      --------     --------     --------     --------
TOTAL RETURN(b):........................          15.75%          11.70%        11.57%        4.98%       12.29%       36.64%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........       $335,677        $335,007      $326,978     $268,498     $410,520     $251,133
Average net assets (000)................       $321,514        $350,518      $294,230     $287,656     $345,771     $183,741
Ratios to average net assets:
   Expenses, including distribution
      fees..............................           2.06%(c)        2.07%         2.12%        2.19%        2.24%        2.24%
   Expenses, excluding distribution
      fees..............................           1.13%(c)        1.14%         1.20%        1.27%        1.30%        1.36%
   Net investment loss..................          (0.87)%(c)      (0.68)%        (.67)%       (.84)%      (0.97)%      (0.39)%

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14
                                                   PRUDENTIAL WORLD FUND, INC.
Financial Highlights (Unaudited)                   GLOBAL SERIES
--------------------------------------------------------------------------------

                                                                                Class C
                                            --------------------------------------------------------------------------------
                                                                                                                 August 1,
                                              Six Months                                                          1994(c)
                                                Ended                     Year Ended October 31,                  Through
                                              April 30,        --------------------------------------------     October 31,
                                               1998(a)            1997            1996           1995(a)          1994(a)
                                            --------------     ----------     ------------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....       $  16.41         $  15.96        $  15.03          $14.53           $14.03
                                                -------        ----------         ------           -----            -----
Income from investment operations
Net investment income (loss)............          (0.07)           (0.11)           (.05)           (.11)            (.03)
Net realized and unrealized gain on
   investment and foreign currency
   transactions.........................           2.29             1.86            1.71             .80              .53
                                                -------        ----------         ------           -----            -----
   Total from investment operations.....           2.22             1.75            1.66             .69              .50
                                                -------        ----------         ------           -----            -----
Less distributions
Distributions in excess of net
   investment income....................             (e)            (.05)         --              --               --
Distributions from net realized capital
   gains................................          (1.79)           (1.25)           (.73)           (.19)          --
                                                -------        ----------         ------           -----            -----
   Total distributions..................          (1.79)           (1.30)           (.73)           (.19)          --
                                                -------        ----------         ------           -----            -----
Net asset value, end of period..........       $  16.84         $  16.41        $  15.96          $15.03           $14.53
                                                -------        ----------         ------           -----            -----
                                                -------        ----------         ------           -----            -----
TOTAL RETURN(b):........................          15.70%           11.63%          11.57%           4.98%            3.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........       $ 11,552         $ 10,244        $  7,693          $3,733           $1,205
Average net assets (000)................       $  9,940         $  9,093        $  5,516          $2,284           $  630
Ratios to average net assets:
   Expenses, including distribution
      fees..............................           2.13%(d)         2.14%           2.20%           2.25%            2.63%(d)
   Expenses, excluding distribution
      fees..............................           1.13%(d)         1.14%           1.20%           1.25%            1.63%(d)
   Net investment loss..................          (0.93)%(d)       (0.75)%          (.72)%          (.76)%          (1.21)%(d)

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class C shares.
(d) Annualized.
(e) Distribution in excess of net investment income was $.001.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     15
                                                    PRUDENTIAL WORLD FUND, INC.
Financial Highlights (Unaudited)                    GLOBAL SERIES
--------------------------------------------------------------------------------

                                                              Class Z
                                            --------------------------------------------
                                                                              March 1,
                                            Six Months                        1996(c)
                                              Ended         Year Ended        Through
                                            April 30,      October 31,      October 31,
                                             1998(a)           1997             1996
                                            ----------     ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....     $  17.35        $  16.65         $  15.42
                                            ----------         ------           ------
Income from investment operations
Net investment income (loss)............         0.01            0.04              .06
Net realized and unrealized gain on
   investment and foreign currency
   transactions.........................         2.40            1.96             1.18
                                            ----------         ------           ------
   Total from investment operations.....         2.41            2.00             1.24
                                            ----------         ------           ------
Less distributions
Distributions in excess of net
   investment income....................        (0.16)           (.05)          --
Distributions from net realized capital
   gains................................        (1.79)          (1.25)            (.01)
                                            ----------         ------           ------
   Total distributions..................        (1.95)          (1.30)            (.01)
                                            ----------         ------           ------
Net asset value, end of period..........     $  17.81        $  17.35         $  16.65
                                            ----------         ------           ------
                                            ----------         ------           ------
TOTAL RETURN(b):........................        16.22%          12.72%            8.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........     $ 45,678        $ 44,412         $ 40,416
Average net assets (000)................     $ 42,462        $ 46,545         $ 26,452
Ratios to average net assets:
   Expenses, including distribution
      fees..............................         1.13%(d)        1.14%            1.20%(d)
   Expenses, excluding distribution
      fees..............................         1.13%(d)        1.14%            1.20%(d)
   Net investment income................         0.07%(d)        0.27%             .55%(d)

---------------
(a) Based on average shares outstanding.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Commencement of offering of Class Z shares.
(d) Annualized.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077

(800) 225-1852
http://www.prudential.com

Directors
Edward D. Beach
Stephen C. Eyre
Delayne D. Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Mendel A. Melzer, CFA
Richard A. Redeker
Robin B. Smith
Stephen Stoneburn
Nancy H. Teeters

Officers
Richard A. Redeker, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Robert C. Rosselot, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of April 30, 1998, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)
Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ  07102-4077
(800) 225-1852

743969107  MF115E2
743969206  Cat#44003BZ
743969305  743969404

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